SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) December 29, 2000



                              FIRST MARINER BANCORP
               (Exact name of Registrant as specified in Charter)





       Maryland                        000-21815                 521834860
(State or other Jurisdiction    (Commission File Number)    (IRS Employer
   of incorporation)                                         Identification No.)


                 1801 South Clinton Street, Baltimore, MD 21224
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 342-2600




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Event.

         On December 29, 2000, First Mariner Bancorp (the "Registrant") received additional capital of $1.5 million, which was raised in a private placement of 400,315 restricted shares of the Registrant's common stock, at a price of $3.8375 per share, the average market price per share for the five days prior to the offering. The participants in the private placement included a number of the Registrant's directors and executive officers.

         Further information regarding the private placement is set forth in the press release attached hereto as Exhibit 99.1 and is incorporated into this Form 8-K by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         99.1  Press   release  dated  January  3, 2001 announcing  the  private
               placement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST MARINER BANCORP



Date: January 4, 2001                   By:/s/Joseph A. Cicero
                                           -------------------
                                           Joseph A. Cicero
                                           President and Chief Operating Officer


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                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit
------   ----------------------

99.1     Press release dated January 3, 2001 announcing the private placement.

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